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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): July 10, 2001


                             TREMONT ADVISERS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                0-27077                 06-1210532
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)




555 Theodore Fremd Avenue, Rye, New York                    10580
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (914) 925-1140
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ITEM 5.  OTHER EVENTS

         Only July 10, 2001, Tremont Advisers Inc. ("Tremont") entered into an Agreement and Plan of Merger by and among Tremont, Oppenheimer Acquisition Corp., a Delaware corporation, and Joshua Acquisition Corp., a Delaware corporation. The agreement is attached as Exhibit 2.1 hereto. On the same date, Tremont issued a press release regarding such agreement which is attached as exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 2.1 Agreement and Plan of Merger, dated July 10, 2001, by and among Tremont Advisors, Inc., Oppenheimer Acquisition Corp. and Joshua Acquisition Corp.

         Exhibit 99.1      Press release dated July 10, 2001


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TREMONT ADVISERS, INC.


Date:  July 10, 2001             By:  /s/ Stephen T. Clayton
                                      ----------------------------
                                      Stephen T. Clayton
                                      Chief Financial Officer and
                                      Administrative Officer
                                      (Duly authorized Officer and
                                      Principal Financial and
                                      Accounting Officer)


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